Symbol: GABC February 13-14, 2025 KBW Winter Financial Services Conference German American 1 Scan for electronic presentation

Presented By D. Neil Dauby, Chairman and Chief Executive Officer (812) 482-0707 neil.dauby@germanamerican.com Bradley M. Rust, President and CFO (812) 482-0718 brad.rust@germanamerican.com 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2023 as updated and supplemented by our other SEC reports filed from time to time. 3

Indiana, Kentucky & Ohio Community-focused Financial Services Organization Who We Are 4 $8.3 Billion Total Banking Assets $3.7 Billion Investment & Trust Assets Under Management ~1100 Team Members 94 Banking Offices in Indiana, Kentucky & Ohio

 Out-perform and “out-local” competitors  Build long-term, multi-line client relationships based on trust and customer service excellence  Deliver the right balance of high touch/high tech customer experience  Increase non-interest income  Excel at both organic and targeted M&A growth  Attract, retain, and develop top talent  Accelerate continuous improvement across the organization Our Strategic Position 5 Large enough to serve the most sophisticated clients. Small enough to know our customers by name.

History of Superior Financial Performance 6 Bank Director Magazine - Top 20 of 300 Largest Publicly Traded Banks for 2017 & 2018 Newsweek Best Banks in America (Indiana) 2020, 2021 & 2024 2022 S&P Global Top 20 Best Performing Banks between $3 and $10 Billion 2023 S&P Global Top 30 Best Performing Bank between $3 and $10 Billion Bank Director Magazine – 2023 Best US Banks Top 50 Publicly Traded Bank for $5 - $50 Billion Annual Bauer Financial 5-Star Rating Forbes America's Best Banks Ranked #2 out of Top 200 Publicly traded Banks Thirteen Consecutive Years of Increased Dividends Long History of Improved Earnings Performance Double-Digit Return on Equity for 20 Consecutive Fiscal Years Raymond James 2012- 2017 and 2019-2021 & 2024 Community Bankers Cup Recipient KBW/Stifel 2010 though 2022 Bank Honor Roll Recipient Piper Sandler Small Cap All-Star 2012- 2013 and 2019-2020 & 2024 Bank Director Magazine – Bank Performance Scorecard Top 15 National Ranking for 2016 – 2019 Publicly Traded Companies for $1 - $5 Billion

FINANCIAL TRENDS 7

Total Assets 8 $4,978 $5,609 $6,156 $6,152 $6,296 1.32% 1.57% 1.26% 1.43% 1.34% 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 (dollars in millions, except per share amount) Return on Average Assets * 2022 was impacted by acquisition-related expenses and the Day 1 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18.623 mill ion ($14.097 million or $0.48 per share on an after tax **

Loan Portfolio Trends 9 $3,088 $3,004 $3,785 $3,971 $4,125 82% 81% 81% 81% 80% 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans (dollars in millions) 58.50% 56.62% 52.07% 56.26% 61.23% 31.70% 31.35% 31.86% 31.49% 33.37% 43.83% 40.74% 40.04% 39.71% 40.80% 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 Line of Credit Utilization Trend Ag - Line Utilization Commercial - Line Utilization Equity Express - Line Utilization

Floating 24% Fixed 33% 1 YR Adjustable 10% 3 YR + Adjustable 33% Rate Type Segmentation Diversified Loan Portfolio 10 Construction & Development Loans $ 304.4 million 7% Agricultural Loans $ 438.8 million 11% Commercial & Industrial Loans $ 628.8 million 15% Commerical Real Estate Owner Occupied $ 536.2 million 13% Commercial Real Estate Non- Owner Occupied $ 1,081.0 million 26% Multi-Family Residential Properties $ 352.4 million 9% Consumer Loans $ 71.0 million 2% Home Equity Loans $ 345.9 million 8% Residential Mortgage Loans $ 366.4 million 9% Loan Portfolio Composition & Diversification as of December 31, 2024 Total Loans $ 4,124.9 million

Non-Performing Assets to Total Assets 11 0.44% 0.26% 0.23% 0.15% 0.18% 0.52% 0.34% 0.29% 0.37% 0.46% 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 GABC Peer Group * *Peer Group (St. Louis Federal Reserve District BHC with Total Assets between $3 and $10 billion) Data as of 9/30/24.

Total Deposits 12 $4,107 $4,744 $5,350 $5,253 $5,329 88% 93% 92% 85% 83% 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 Non-Maturity Deposit Accounts as % of Total Deposits (dollars in millions) 2020 0.35% 2021 0.11% 2022 0.24% 2023 1.10% 2024 1.71% Cost of Deposits Per Year 3/31/2024 1.62% 6/30/2024 1.76% 9/30/2024 1.76% 12/31/2024 1.69% Cost of Deposits Per Quarter 2024

Commercial $1,578 million 29% Public Fund $1,262 million 24% Retail $2,489 million 47% 13 Total Deposit Composition as of 12/31/2024 Non-Interest Bearing Demand $1,399 million 26% Interest Bearing Demand, Savings & Money Market $3,013 million 57% Time Deposits > $100,000 $590 million 11% Time Deposits < $100,000 $327 million 6% Total Deposits $5,329 million22% of Total Deposits are Uninsured and Uncollateralized as of 12/31/2024. Average Deposit Account Size equals $25,791.

Total Shareholders' Equity 14 $625 $668 $558 $664 $715 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 (dollars in millions)

Regulatory Capital Levels 15 17.15% 15.72% 15.02% 12.28% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% Total Capital (to Risk Weighted Assets) Tier 1 (Core) Capital (to Risk Weighted Assets) Common Tier 1 (CET 1) Capital Ratio (to Risk Weighted Assets) Tier 1 Capital (to Average Assets) 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24

Net Interest Income 16 $155,243 $160,830 $200,584 $190,433 $190,591 3.63% 3.31% 3.45% 3.58% 3.43% 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 Net Interest Margin (Tax-Equivalent) (dollars in thousands)

Non-Interest Income 17 As of December 31, 2024 Net Gains on Sales of Loans $3.1 million 5% Insurance Revenues $4.4 million 7% Service Charges on Deposit Accounts $12.7 million 20% Wealth Management $14.4 million 23% Interchange Fee Income $17.1 million 27% Other Operating Income $11.0 million 18% Total Non- Interest Income $62.7 million

Non-Interest Expense 18 $117,123 $124,007 $154,191 $144,497 $146,377 54.3% 54.4% 56.6% 55.1% 49.2% 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 Efficiency Ratio * 2022 was impacted by acquisition-related expenses for the CUB transaction that closed on January 1, 2022 of $12,323. * (dollars in thousands)

Net Income & Earnings Per Share 19 $62,210 $84,137 $81,825 $85,888 $83,811 $2.34 $3.17 $2.78 $2.91 $2.83 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 Earnings Per Share * 2022 was impacted by acquisition-related expenses and the Day 1 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18,623 ($14,097 or $0.48 per share * (dollars in thousands, except per share amounts)

Why Invest in GABC? 20 $1.07 $1.27 $1.32 $1.43 $1.51 $1.57 $1.77 $1.99 $2.29 $2.34 $3.17 $2.78 $2.91 $2.83 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 As of 12/31 for years shown * Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 ** 2022 was impacted by acquisition-related expenses and the Day 1 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18,623,000 ($14,097,000 or $0.48 per share on an after tax basis). ***** *** GABC Earnings Per Share Growth

Why Invest in GABC? 21 $0.40 $0.43 $0.45 $0.48 $0.52 $0.60 $0.68 $0.76 $0.84 $0.92 $1.00 $1.08 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 *Dividends per share adjusted for 3-for-2 stock split completed in 2017 As of 12/31 for years shown * * * *

Why Invest in GABC? 22 Diversified Footprint of Rural, Suburban, and Urban Markets Providing a Strong Deposit Franchise Base Along with Significant Organic Growth Opportunities Existing Platform for Continuous Improvement and Operating Efficiency Infrastructure in Place for Perpetuating Ongoing EPS Growth Consistent Strong Dividend Yield and Dividend Pay-out Capacity Long Term Focus and Investment in Digital Optimization and Delivery Proven Executive Management Team Track Record of Consistent Top Quartile Financial Performance Experienced in Operating Plan Execution and M & A Transitions

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